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Exhibit 99.1

N e w s R e l e a s e

October 15, 2007	CONFIDENTIAL
Park National Corporation reports third quarter 2007 earnings
NEWARK, Ohio - Park National Corporation (Park) (AMEX:PRK) today reported net income for the third quarter of 2007 totaled $21.3 million, 10.5 percent less than the $23.8 million reported for the same period in 2006. Diluted earnings per share for the third quarter of 2007 were $1.50, a 12.3 percent decrease from 2006’s third quarter diluted earnings per share of $1.71. Park’s third quarter 2007 earnings include results of operations from Vision Bank, a Florida-based affiliate that joined Park on March 9, 2007.
Operating results from the first three quarters of 2007 (ended September 30, 2007) reflected net income of $65.9 million, a 7.9 percent decrease compared to $71.5 million for the first nine months of 2006. Diluted earnings per share for the first three quarters of 2007 were $4.61, 9.8 percent less than diluted earnings per share of $5.11 for the first nine months in 2006. The figures for 2007 included results from the Vision Bank operations since March 9, 2007.
According to its normal annual schedule, Park’s board of directors will meet in November to consider the next quarterly dividend.
The provision for loan losses was $5.8 million for the third quarter of 2007 and $10.9 million for the first nine months of 2007 compared to $935,000 for the third quarter of 2006 and $2.4 million for the first nine months of 2006. Park’s annualized net charge-off to loans ratio was 0.56 percent for the third quarter of 2007 and was 0.37 for the nine-month period ended September 30, 2007. Both ratios are above Park’s past five-year annual average of 0.30 percent. The increase in charge-offs and the corresponding increase in loan loss provision for both the third quarter and the nine-month period of 2007 were due in large part to the recent difficult real estate market conditions in both Ohio and Florida.
On July 30, 2007, Park announced that it would create a single operating system for its 12 Ohio-based banking subsidiaries and divisions, resulting in a merger of its eight Ohio banking charters into one charter. “Our associates have made steady progress on our initiative to improve efficiency by standardizing and simplifying our operations in Ohio,” Park Chairman C. Daniel DeLawder said. A single charter and common operating system will help each bank save valuable resources and concentrate on serving customers. The 12 Ohio banks will operate as divisions of Park subsidiary The Park National Bank. Each community bank will retain its local leadership, local decision-making and unique local identity. Park expects to begin merging its Ohio-based subsidiary banks and converting individual bank systems in the second half of 2008, subject to obtaining all necessary regulatory approvals.
Headquartered in Newark, Ohio, Park holds $6.511 billion in assets (based on asset totals as of September 30, 2007). Park and its subsidiaries consist of 14 community banking divisions, 12 of which are based in Ohio, 1 in Alabama and 1 in Florida, and 2 specialty finance companies. Park operates 154 offices through the following organizations: The Park National Bank, The Park National Bank of Southwest Ohio & Northern Kentucky Division, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank of Mount Vernon, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Vision Bank of Panama City, Florida, Vision Bank Division of Gulf Shores, Alabama, Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), and Guardian Financial Services Company.

Media contacts:	Bethany White, Communication Specialist, 740.349.3754 John Kozak, Chief Financial Officer, 740.349.3792
Complete financial tables are listed below...
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

INCOME STATEMENT	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPTEMBER 30,			SEPTEMBER 30,
			PERCENT			PERCENT
	2007	2006	CHANGE	2007	2006	CHANGE
NET INTEREST INCOME	$59,416	$53,562	10.93%	$174,724	$160,803	8.66%

PROVISION FOR LOAN LOSSES	5,793	935	519.57%	10,879	2,402	352.91%

OTHER INCOME	19,060	16,354	16.55%	53,696	48,075	11.69%

GAIN (LOSS) ON SALE OF SECURITIES	0	97		0	97

OTHER EXPENSE	42,817	35,489	20.65%	124,606	105,357	18.27%

INCOME BEFORE TAXES	29,866	33,589	-11.08%	92,935	101,216	-8.18%

NET INCOME	21,304	23,805	-10.51%	65,877	71,498	-7.86%

NET INCOME PER SHARE - BASIC	1.50	1.72	-12.79%	4.62	5.12	-9.77%

NET INCOME PER SHARE - DILUTED	1.50	1.71	-12.28%	4.61	5.11	-9.78%

CASH DIVIDENDS PER SHARE	0.93	0.92	1.09%	2.79	2.76	1.09%

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS	1.35%	1.77%		1.46%	1.78%

RETURN ON AVERAGE EQUITY	13.69%	17.66%		14.33%	17.73%

RETURN ON AVERAGE TANGIBLE REALIZED EQUITY (a)	18.89%	19.06%		18.74%	19.35%

YIELD ON EARNING ASSETS	7.26%	6.87%		7.23%	6.74%

COST OF PAYING LIABILITIES	3.62%	3.10%		3.52%	2.89%

NET INTEREST MARGIN	4.17%	4.33%		4.26%	4.36%

EFFICIENCY RATIO	54.25%	50.39%		54.22%	50.05%

NET LOAN CHARGE-OFFS	$5,851	$935		$10,866	$2,398

NET CHARGE- OFFS AS A PERCENT OF LOANS	0.56%	0.11%		0.37%	0.10%

BALANCE SHEET
AT SEPTEMBER 30,			PERCENT
	2007	2006	CHANGE

INVESTMENTS	$1,735,145	$1,563,706	10.96%

LOANS	4,174,652	3,390,477	23.13%

LOAN LOSS RESERVE	79,846	69,698	14.56%

GOODWILL AND OTHER INTANGIBLES	199,679	67,277	196.80%

TOTAL ASSETS	6,511,136	5,393,333	20.73%

TOTAL DEPOSITS	4,535,172	3,889,439	16.60%

BORROWINGS	1,276,321	871,336	46.48%

EQUITY	628,338	558,206	12.56%

BOOK VALUE PER SHARE	44.57	40.37	10.40%

NONPERFORMING LOANS	61,444	22,262	176.00%

NONPERFORMING ASSETS	69,509	25,469	172.92%

PAST DUE 90 DAY LOANS	4,734	6,710	-29.45%

RATIOS
LOANS/ASSETS	64.12%	62.86%

NONPERFORMING LOANS/LOANS	1.47%	0.66%

PAST DUE 90 DAY LOANS/LOANS	0.11%	0.20%

LOAN LOSS RESERVE/LOANS	1.91%	2.06%

EQUITY/ASSETS	9.65%	10.35%

(a)	Net Income for each period divided by average tangible realized equity during the period. Average tangible realized equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangible assets during the period and (ii) average accumulated other comprehensive (loss), net of taxes, during the period.
RECONCILIATION OF AVERAGE STOCKHOLDERS’ EQUITY TO AVERAGE TANGIBLE REALIZED EQUITY:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2007	2006	2007	2006

AVERAGE STOCKHOLDERS’ EQUITY	617,483	534,805	614,612	539,102

Less Average Goodwill and Other Intangible Assets	197,776	67,676	168,734	68,309

Plus Average Accumulated Other Comprehensive Loss, Net of Taxes	27,616	28,471	24,167	23,203

AVERAGE TANGIBLE REALIZED EQUITY	447,323	495,600	470,045	493,996

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Interest income:
Interest and fees on loans	$83,964	$65,843	$238,625	$188,991

Interest on:
Obligations of U.S. Government, its agencies and other securities	18,826	18,430	55,651	57,032

Obligations of states and political sub- divisions	754	893	2,349	2,815

Other interest income	222	124	802	346

Total interest income	103,766	85,290	297,427	249,184

Interest expense:
Interest on deposits:
Demand and savings deposits	11,309	7,397	29,936	18,645

Time deposits	21,440	14,914	60,249	40,628

Interest on borrowings	11,601	9,417	32,518	29,108

Total interest expense	44,350	31,728	122,703	88,381

Net interest income	59,416	53,562	174,724	160,803

Provision for loan losses	5,793	935	10,879	2,402

Net interest income after provision for loan losses	53,623	52,627	163,845	158,401

Other income	19,060	16,354	53,696	48,075

Gain (loss) on sale of securities	—	97	—	97

Other expense:
Salaries and employee benefits	24,386	20,268	71,014	59,834

Occupancy expense	2,678	2,275	7,991	6,719

Furniture and equipment expense	1,587	1,273	4,503	3,964

Other expense	14,166	11,673	41,098	34,840

Total other expense	42,817	35,489	124,606	105,357

Income before income taxes	29,866	33,589	92,935	101,216

Income taxes	8,562	9,784	27,058	29,718

Net income	$21,304	$23,805	$65,877	$71,498

Per Share:
Net income — basic	$1.50	$1.72	$4.62	$5.12

Net income — diluted	$1.50	$1.71	$4.61	$5.11

Weighted average shares — basic	14,193,019	13,859,498	14,273,759	13,957,097

Weighted average shares — diluted	14,193,019	13,888,458	14,279,810	13,998,253

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	September 30,
	2007	2006

Assets
Cash and due from banks	$154,472	$150,251

Money market instruments	11,991	5,541

Interest bearing deposits	1	1

Investment securities	1,735,145	1,563,706

Loans (net of unearned income)	4,174,652	3,390,477

Allowance for loan losses	79,846	69,698

Loans, net	4,094,806	3,320,779

Bank premises and equipment, net	66,527	46,672

Other assets	448,194	306,383

Total assets	$6,511,136	$5,393,333

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$692,749	$686,501

Interest bearing	3,842,423	3,202,938

Total deposits	4,535,172	3,889,439

Borrowings	1,276,321	871,336

Other liabilities	71,305	74,352

Total liabilities	5,882,798	4,835,127

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2007 and 2006; 16,151,213 shares issued in 2007 and 15,272,258 in 2006)	300,321	208,403

Accumulated other comprehensive (loss), net of taxes	(19,945)	(16,056)

Retained earnings	545,854	509,917

Treasury stock (2,053,764 shares in 2007 and 1,443,789 shares in 2006)	(197,892)	(144,058)

Total stockholders’ equity	628,338	558,206

Total liabilities and stockholders’ equity	$6,511,136	$5,393,333

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Assets
Cash and due from banks	$147,393	$144,600	$151,997	$143,822

Money market instruments	16,800	7,621	20,206	8,031

Interest bearing deposits	1	1	1	112

Investment securities	1,531,063	1,533,314	1,527,891	1,595,671

Loans (net of unearned income)	4,115,617	3,367,532	3,948,942	3,339,023

Allowance for loan losses	79,862	70,304	77,441	70,453

Loans, net	4,035,755	3,297,228	3,871,501	3,268,570

Bank premises and equipment, net	64,747	46,989	59,860	46,958

Other assets	458,025	319,819	421,708	316,630

Total assets	$6,253,784	$5,349,572	$6,053,164	$5,379,794

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$699,274	$673,957	$690,323	$665,573

Interest bearing	3,837,602	3,200,769	3,678,205	3,162,824

Total deposits	4,536,876	3,874,726	4,368,528	3,828,397

Borrowings	1,019,870	858,131	986,424	930,177

Other liabilities	79,555	81,910	83,600	82,118

Total liabilities	5,636,301	4,814,767	5,438,552	4,840,692

Stockholders’ Equity:
Common stock	300,322	208,403	279,285	208,400

Accumulated other comprehensive (loss), net of taxes	(27,616)	(28,471)	(24,167)	(23,203)

Retained earnings	534,323	495,813	524,827	485,030

Treasury stock	(189,546)	(140,940)	(165,333)	(131,125)

Total stockholders’ equity	617,483	534,805	614,612	539,102

Total liabilities and stockholders’ equity	$6,253,784	$5,349,572	$6,053,164	$5,379,794

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